                                                                   EXHIBIT 10.43


NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND AS SUCH MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT OR UNLESS THE COMPANY SHALL RECEIVE AN OPINION FROM COUNSEL TO HOLDER, REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

THIS WARRANT IS SUBJECT TO THE RESTRICTIONS ON TRANSFER CONTAINED IN ARTICLE IV HEREOF.


                         WARRANT TO PURCHASE SECURITIES
                            OF HEALTHEON/WEBMD, INC.

         THIS CERTIFIES that, for value received, Healtheon/WebMD Corporation, a Delaware corporation (the "COMPANY"), hereby grants to Gleacher & Co. LLC or its registered assigns (the "HOLDER"), the right to purchase up to 706,247 shares of Common Stock, par value $0.0001 per share (the "COMMON STOCK"), of the Company subject to the terms and conditions set forth herein. This warrant is hereinafter referred to as the "WARRANT."


                                   ARTICLE I

                              CERTAIN DEFINITIONS

         For all purposes of this Warrant, unless the context otherwise requires, the following terms shall have the following respective meanings:

         "ACT": the federal Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

         "COMMISSION": the Securities and Exchange Commission or any other federal agency then administering the Act.

         "COMPANY": Healtheon/WebMD Corporation, a Delaware corporation, located at 400 The Lenox Building, 3399 Peachtree Road, Atlanta, Georgia, 30326, and any other corporation assuming or required to assume the Warrant pursuant to Article V.

         "EXERCISE PRICE": $8.04 per share.

         "HOLDER": as defined on the first page hereof.

         "LETTER AGREEMENT": Letter Agreement dated January 27, 1999 between the Company and Gleacher NatWest regarding the provision of financial advisory services by Gleacher NatWest to the Company.

         "MARKET PRICE": with respect to a share of Common Stock on any business day: (a) if such security is listed or admitted for trading on any national securities exchange, the last sale price of such security, regular way, or the average of the closing bid and asked prices thereof if no such sale occurred, in each case as officially reported on the principal securities exchange on which such security is listed, or (b) if not reported as described in clause (a), the average of the closing bid and asked prices of such security in the over-the-counter market as shown by the National Association of Securities Dealers, Inc. Automated Quotation System, or any similar system of automated dissemination of quotations of securities prices then in common use, if so quoted, as reported by any member firm of the New York Stock Exchange selected by the Company, or (c) if not quoted as described in clause (b), the average of the closing bid and asked prices for such security as reported by the National Quotation Bureau Incorporated or any similar successor organization, as reported by any member firm of the New York Stock Exchange selected by the Company. If such security is quoted on a national securities or central market system in lieu of a market or quotation system described above, the closing price shall be determined in the manner set forth in clause (a) of the preceding sentence if actual transactions are reported and in the manner set forth in clause (b) of the preceding sentence if bid and asked prices are reported but actual transactions are not.

         "PERSON": any individual, corporation, partnership, trust, unincorporated organization and any government, and any political subdivision, instrumentality or agency thereof.

         "STOCK UNIT": one share of Common Stock, as such stock is constituted on the date hereof and thereafter the number of shares of Common Stock as shall result from the adjustments specified in Article V.

         "VESTING DATE": each date on which rights to purchase shares of Common Stock pursuant to this warrant may vest.

         "WARRANT OFFICE": as defined in Section 3.1.

         "WARRANT SHARES": the shares of Common Stock purchasable by the Holder upon the exercise of this Warrant.


                                   ARTICLE II

                              EXERCISE OF WARRANT

         2.1 VESTING AND EXERCISABILITY. The right to purchase shares of Common Stock shall immediately vest and become exercisable on the date hereof. Absent an adjustment pursuant to the terms of this Warrant, the maximum aggregate number of shares of Common Stock that may be subject to purchase hereunder shall be 706,247.

         2.2 METHOD OF EXERCISE. To the extent this Warrant is exercisable from time to time, to exercise this Warrant, the Holder shall deliver to the Company at the Warrant Office designated to Section 3.1 (a) a Notice of Exercise substantially in the form attached hereto as Exhibit A duly executed by the Holder specifying the number of Warrant Shares to be purchased; (b) payment of an amount equal to the aggregate Exercise Price for all such Warrant Shares, which shall be made (i) in cash or by certified or bank cashier's check payable to the order of the Company, or (ii) by delivery to the Company of that number of shares of Common Stock having a value computed based upon the Market


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


Price, equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased, and (c) this Warrant. In the alternative, this Warrant may be exercised on a net basis, such that, without the exchange of any funds, the Holder receives that number of Warrant Shares subscribed to less that number of Warrant Shares having an aggregate value computed based upon the Market Price equal to the aggregate Exercise Price that would otherwise have been paid by such Holder for the number of Warrant Shares subscribed to. The Company shall, as promptly as practicable, and in any event within five (5) days thereafter, cause to be issued and delivered to the Holder (or its nominee) or the transferee designated in the Notice of Exercise a certificate or certificates representing the number of Warrant Shares specified in the Notice of Exercise. The stock certificate or certificates so delivered shall be in denominations of shares as my be specified in said notice and shall be issued in the name of the Holder or such other name as shall be designated in said notice. At the time of delivery of the certificate or certificates, appropriate notation shall be made on the Warrant Shares Purchase Schedule attached to this Warrant designating the number of shares purchased, and this Warrant shall then be returned to the Holder if this Warrant has been exercised only in part. The Holder or transferee so designated in the Notice of Exercise shall be deemed to have become the Holder of such Warrant Shares for all purposes as of the close of business on the date on which the Notice of Exercise is delivered to the Warrant Office, provided that an amount equal to the aggregate Exercise Price and this Warrant shall have also been delivered to the Company. The Company shall pay all expenses, taxes, (excluding capital gains and income taxes) and other charges payable in connection with the preparation, issuance and delivery of stock certificates, except that, in case stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes payable upon the issuance of stock certificates shall be paid by the Holder promptly upon the receipt of a written request of the Company therefor.

         2.3 SHARES TO BE FULLY PAID AND NON-ASSESSABLE. All Warrant Shares issued upon the exercise of this Warrant shall validly issued, fully paid, non-assessable and free from preemptive rights.

         2.4 NO FRACTIONAL SHARES TO BE ISSUED. The Company shall not be required upon any exercise of this Warrant to issue to certificate representing any fraction of a share of Common Stock.

         2.5. LEGEND ON WARRANT SHARES. Each certificate for Warrant Shares issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Act, shall bear substantially the following legend (and any additional legend required by any national securities exchanges upon which such shares may, at the time of such exercise, be listed or under applicable securities laws):

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND AS SUCH MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT OR UNLESS THE COMPANY SHALL RECEIVE AN OPINION FROM COUNSEL TO HOLDER, REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

         Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of counsel to the Company, the securities represented thereby need no


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


longer be subject to the restrictions on transferability. In addition, the provisions of Article IV shall be binding upon all subsequent holders of this Warrant.

         2.6 ACKNOWLEDGMENT OF CONTINUING OBLIGATION. The Company shall, at the time of any exercise of this Warrant in whole or in part, upon request of the Holder, acknowledge in writing its continuing obligation to such holder in respect of any rights to which the Holder shall continue to be entitled after exercise in accordance with this Warrant; provided, however, that the failure of the Holder to make any such request shall not affect the continuing obligation of the Company to the Holder in respect of such rights.


                                  ARTICLE III

                       WARRANT OFFICE; TRANSFER, DIVISION
                           OR COMBINATION OF WARRANTS

         3.1 WARRANT OFFICE. The Company shall maintain an office for certain purposes specified herein (the "WARRANT OFFICE"), which office shall initially be the Company's location set forth in Article I hereof, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to all of the Holders of the Warrants.

         3.2 OWNERSHIP OF WARRANT. The Company may deem and treat the Person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article III.

         3.3 TRANSFER OF WARRANT. The Company agrees to maintain at the Warrant Office books for the registration of permitted transfers of this Warrant. Subject to the provisions of Article IV, this Warrant and all rights hereunder are transferable, in whole or in part, on the books at that office, upon surrender of this Warrant at that office, together with a written assignment of this Warrant duly executed by the Holder or his or its duly authorized agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of the transfer. Subject to Article IV, upon surrender and payment, the Company shall execute and deliver a new Warrant in the name of the assignee, noting thereon the number of Warrant Shares theretofore purchased under this Warrant, and this Warrant shall promptly be canceled. A warrant may be exercised by a new Holder for the purchase of shares of Common Stock without having a new warrant issued.

         3.4 DIVISION OR COMBINATION OF WARRANTS. This Warrant may not be divided or combined with any other warrant.

         3.5 EXPENSES OF DELIVERY OF WARRANTS. The Company shall pay all expenses, taxes (other than transfer taxes), and other charges payable in connection with the preparation, issuance and delivery of new Warrants hereunder.


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


                                   ARTICLE IV

                            RESTRICTION ON TRANSFER

         4.1 RESTRICTIONS ON EXERCISE AND TRANSFER. Notwithstanding any provisions contained in this Warrant to the contrary, this Warrant shall not be exercisable or transferable except upon the conditions specified in this
Article IV, which conditions are intended, among other things, to insure compliance with the provisions of the Act in respect of the exercise or transfer of the Warrant.

         4.2 OPINION OF COUNSEL. In connection with any exercise or transfer of this Warrant, the following provisions shall apply:

                  (a) If in the written opinion of counsel to the Holder delivered to the Company (which opinion and counsel must be reasonably acceptable to the Company), proposed exercise or transfer of this Warrant may be effected without registration of this Warrant or the Common Stock issuable hereunder under the Act, the Holder shall be entitled to exercise or transfer this Warrant as proposed. In no event shall the Company be obligated (i) to effect a registration under the Act or any state securities law so as to permit the proposed exercise or transfer of this Warrant or (ii) to qualify to do business or to file a general consent to service of process in any state or other jurisdiction.

                  (b) If in the opinion of such counsel, the proposed exercise or transfer of this Warrant may not be effected without registration of this Warrant under the Act, the Holder shall not be entitled to exercise or transfer this Warrant until registration is effective or until exercise or transfer may be effected without registration, in the opinion of such counsel as set forth in Section 4.2(a) above.


                                   ARTICLE V

                                  ADJUSTMENTS

         5.1 ADJUSTMENTS TO NUMBER OF STOCK UNITS. The number of shares of Common Stock comprising a Stock Unit shall be subject to adjustment from time to time as set forth in this Section 5.1.

                  (a) STOCK DIVIDENDS, SUBDIVISIONS AND COMBINATION. In case at any time or from time to time the Company shall: (i) take a record of the holders of its Common Stock of any series for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock, or (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; then the number of shares of Common Stock comprising a Stock Unit immediately after the happening of any such event shall be adjusted so as to consist of the number of shares of Common Stock that a record holder of the number of shares of Common Stock comprising a Stock Unit immediately prior to the happening of such event would own or be entitled to receive after the happening of such event. The adjustments required by this subsection shall be made whenever and as often as any specified event requiring an adjustment shall occur.

                  (b) CERTAIN OTHER DIVIDENDS AND DISTRIBUTIONS. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of: (i) cash (other than a cash distribution made as a dividend payable out of the net earnings or net profits of the Company realized during the year of such distribution or the last preceding year and accumulated net earnings or net profits of the Company from the date hereof to the time of such distribution, computed in accordance with generally accepted accounting principles employed by the Board of Directors of the Company for purposes of financial reports to shareholders of the Company); or (ii) any evidences of its indebtedness, any shares of its stock or any other securities or property of any nature whatsoever (other than cash); then at least five (5) business days prior to the record date to determine shareholders entitled to receive such dividend or distribution, the Company shall give notice of such proposed dividend or distribution to the Holder for the purpose of enabling the Holder to exercise the same, and thereby participate in such dividend or distribution.

                  (c) OTHER PROVISIONS APPLICABLE TO ADJUSTMENT UNDER THIS SECTION. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock comprising a Stock Unit hereinbefore provided for in this Section 5.1:

                           (i) When Adjustments to be Made. The adjustments
required by the preceding subsections of this Section 5.1 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the number of shares of Common Stock comprising a Stock Unit that would otherwise be required shall be made (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Subsection 5.1 (a)) unless and until such adjustment, either by itself or with other adjustments not previously made, adds or subtracts at least 1/20th of a share to or from the number of shares of Common Stock comprising a Stock Unit immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) shall be carried forward and made as soon as such adjustment, together with other adjustments required by this section and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                           (ii) Fractional Interests. In computing adjustments
under this section, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

                           (iii) When Adjustment Not Required - Abandonment of
Plan for Dividend and the Like. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to shareholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (d) REORGANIZATION, RECLASSIFICATION, MERGER, CONSOLIDATION OR DISPOSITION OF ASSETS. In case the Company shall reorganize its capital, reclassify its capital stock, merge or consolidate into another corporation, then the number of shares of stock purchasable upon exercise of this Warrant shall be adjusted to consist of the number of shares of stock or other securities that a record holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such event would own or be entitled to receive immediately after such event.

         5.2. NOTICE TO HOLDER. Whenever the Company takes any action that causes the composition of a Stock Unit to change under Sections 5.1(a) through 5.1(d), the Company shall provide the Holder with written notice of such change and the number of Warrant Shares for which this Warrant is or will become exercisable. Such notice will be provided not more than ten days after any such action has occurred.


                                   ARTICLE VI

                      ADDITIONAL NOTICES TO WARRANT HOLDER

         In addition to any other notice required hereunder, the Company shall provide the Holder with a copy of any notice that the Company is required to provide those Persons holding shares of Common Stock on the same date such persons receive such notice.


                                  ARTICLE VII

                                   EXPIRATION

         Rights to purchase shares under this Warrant shall expire and may not be exercised after January 27, 2004, with respect to 84,562 shares, and January 27, 2005, with respect to 621,685 shares.


                                  ARTICLE VIII

                        CERTAIN COVENANTS OF THE COMPANY

         The Company has taken all action necessary to authorize the issuance of this Warrant and the issuance of shares of Common Stock upon exercise hereof. The Company covenants and agrees that it will reserve and set apart and have at all times, free from preemptive rights, a number of shares of authorized but unissued Common Stock or other securities deliverable upon the exercise of this Warrant from time to time sufficient to enable it at any time to fulfill all its obligations hereunder.


                                   ARTICLE IX

                                 MISCELLANEOUS

         9.1. ENTIRE AGREEMENT. This Warrant and the Letter Agreement contain the entire agreement between the Holder and the Company with respect to the purchase of the Warrant Shares and supersede all prior arrangements or understandings with respect thereto.

         9.2. WAIVER AND AMENDMENT. Any term or provision of this Warrant may be waived at any time by the party that is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with any term or condition of this Warrant. In the event this Warrant is ever


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


divided and held by more than one person, the "Holder" for such purposes shall mean the holders of a majority of the Warrant Shares.

         9.3. ILLEGALITY. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

         9.4. FILING OF WARRANT. A Copy of this Warrant shall be filed in the records of the Company.

         9.5 NOTICE. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered personally, or sent by certified or registered mail, to the Holder at the 1ast address shown on the books of the Company maintained at this Warrant Office for the registration of the Warrant or at any more recent address of which any Holder shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Warrant Office, attention: Chief Executive Officer, or such other address within the United States of America as shall have been finished by the Company to the Holder hereof.

         9.6 LIMITATION OF LIABILITY; NOT SHAREHOLDERS. No provision of this Warrant shall be construed as confirming upon the Holder the right to vote, consent, receive dividends, or receive notice other than as herein expressly provided in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the purchase price of any Warrant Shares or as a shareholder of the Company, whether such liability is asserted by the Company or by the creditors of the Company.

         9.7 LOSS, DESTRUCTION, ETC. OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of the Warrant, and in the case of any such loss, theft or destruction, upon delivery of a bond of indemnity in such firm and amount shall be reasonably satisfactory to the Company, or in the event of such mutilation, upon surrender and cancellation of the Warrant, the Company shall make and deliver a new warrant, of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 9.7 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company.


                      [SIGNATURES FOLLOW ON THE NEXT PAGE]


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


         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by its Chief Executive Officer and its corporate seal to be impressed hereon as of the 9th day of March, 2000.



[CORPORATE SEAL]                                        HEALTHEON/WEBMD CORPORATION


Attest:


By:   /s/ L. Scott Askins                               By:      /s/ K. Robert Draughon
   ------------------------------------                    ------------------------------------
      Name:    L. Scott Askins                          Name:    K. Robert Draughon
      Title:   Assistant General Counsel                Title:   Executive Vice President

NO. OF SHARES PURCHASED             DATE OF PURCHASE          NOTATION BY COMPANY OFFICER

-----------------------       --------------------------      ---------------------------

-----------------------       --------------------------      ---------------------------

-----------------------       --------------------------      ---------------------------

-----------------------       --------------------------      ---------------------------

-----------------------       --------------------------      ---------------------------

-----------------------       --------------------------      ---------------------------

-----------------------       --------------------------      ---------------------------

-----------------------       --------------------------      ---------------------------

                                   EXHIBIT A
                                   TO WARRANT

                               NOTICE OF EXERCISE


Dated:______________


         The undersigned hereby irrevocably elects to exercise its right to purchase ______ shares of the Common Stock, par value $0.0001 per share, of Healtheon/WebMD Corporation, such right being pursuant to a Warrant dated __________ , 2000, as issued to Gleacher & Co. LLC, for up to 706,247 shares of such Common Stock, and (i) remits herewith the sum of $_______ in payment for same in accordance with said warrant or (ii), in accordance with Section 2.2 of the Warrant, elects to receive such number of shares by having credited to the undersigned the Market Value (as such term is defined in the Warrant) of a sufficient number of additional shares of Common Stock for which the Warrant could otherwise be exercised such that such Market Value equals the Exercise Price for such shares of Common Stock.



INSTRUCTIONS FOR REGISTRATION OF STOCK


Name



    --------------------------------------------------------
                (Please typewrite or print in block letters)


Address

       -----------------------------------------------------


Signature:

          --------------------------------------------------


Shares Heretofore Purchased Under Warrant:

    --------------------------------------------------------